UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-23393

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    April 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2020. The total returns for Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended April 30, 2020
Cohen & Steers Preferred Securities and Income SMA Shares	–4.74%
Blended Benchmark—75% ICE BofA US IG Institutional Capital Securities Index / 25% Bloomberg Barclays Developed Market Contingent Capital Index[a]	–2.66%
S&P 500 Index[a]	–3.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Shareholders should be aware that the Fund is managed within the context of separately managed account programs and not with the objective of matching or exceeding the Fund’s stated indexes, which are used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated indexes are not likely to be meaningful. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account (“SMA”) program or fees paid to the investment advisor for SMA advisory services. Such fees are paid directly or indirectly by the SMA program sponsor to the investment advisor. The investment advisor does not charge an advisory fee to the Fund. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]

The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The Bloomberg Barclays Developed Market Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Market Review

For the six-month period ending April 30, 2020, preferred securities produced negative returns amid a broad selloff in risk assets. Preferreds and other credit-sensitive fixed income segments got off to solid start on signs of accelerating growth and an easing of risk concerns as the U.S. and China reached an interim trade agreement. However, the economic shock from COVID-19 that hit in the first quarter of 2020 drove credit spreads sharply wider in February and March, resulting in steep losses for preferreds and other credit securities. As the pandemic began to spread beyond China’s borders into communities around the world, markets reacted powerfully to stay-at-home orders that forced many businesses to close. In the U.S., mass layoffs led to unemployment levels not seen since the Great Depression nearly a century ago. Global financial markets broadly retreated on the uncertain outlook and worries that, without sufficient fiscal and monetary policy actions, the halt to economic activity could lead to a liquidity-driven credit crisis.

Markets recovered much of their losses in April in response to accommodative policy measures that fueled optimism that growth would resume in 2020. Credit spreads narrowed significantly, and low rates further supported spreads via strong investor interest in income securities. Stimulus measures dwarfed the support provided during the global financial crisis: The Federal Reserve, with backing from the U.S. Treasury, in March announced $2.3 trillion in loans (roughly 10% of the country’s annual GDP) to support the economy and indicated a willingness to keep interest rates at zero for the foreseeable future, with additional easing to follow if needed. In April, the U.S. Congress passed more stimulus funding—$484 billion, with roughly two-thirds directed at replenishing the pre-existing Small Business Administration Paycheck Protection Program (PPP). New fiscal measures passed by EU finance ministers, Japan, France, and Hong Kong also encouraged markets, which recovered some of their losses toward April’s close, albeit amid continued volatility. We believe these measures may materially reduce the risk of a deep and prolonged recession.

Fund Performance

The portfolio had a negative total return and underperformed its blended benchmark in the six-month period. The portfolio is part of a component SMA and does not necessarily reflect the performance of the overall SMA program.

Banks, insurance companies, utilities and REITs—the primary preferred issuers—are mostly investment-grade companies that maintain strong balance sheets and are typically less exposed to cyclical factors associated with slowing global growth. Nevertheless, at its worst point in March, the preferreds market appeared to be pricing in a banking crisis, as banking preferreds declined nearly as much as bank common equities. In Europe, contingent capital securities (CoCos) were additionally pressured by the European Central Bank recommendation that banks temporarily halt common equity dividend payments—despite those suspensions supporting preferreds (by increasing capital retention). While we expect to see an increase in non-performing loans, in contrast to the 2008 global financial crisis, banks have exercised much stricter lending standards; we do not see signs of broad-based lending on “bubble” assets, as occurred back then. Also, thanks to post-crisis regulatory changes, capital is far higher—approximately three times greater than a decade ago. Since 2008, banks have been required to maintain more capital protection for riskier assets (on top of absolute capital levels dramatically increasing), which has changed business models, generally reducing capital market risks

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

and making earnings more stable. Rather than being part of the problem, as they were in 2008, we see banks now as an integral part of the solution, helping regulators and governments deliver money into the system to help keep businesses afloat. The Fund’s security selection in the banking sector, including Tier-1 CoCos, was the primary detractor from relative performance.

The insurance sector outperformed the benchmark, due in part to the relatively modest exposure to the coronavirus for most property and casualty (P&C) and reinsurance companies, as most policies written since 2006 have exclusions around pandemics and any non-named diseases. Although life and P&C insurers may face pressure in their investment portfolios from market volatility and lower interest rates, we believe most have right-sized portfolio risk exposures compared to pre-2008, and capital is strong. Reinsurers are less at risk from investments, in our view, as their investment portfolios tend to be more defensive compared with life and P&C insurers. Regarding liability risk, we see little exposure for most P&C and reinsurance companies to claims around business interruption coverage. However, the Fund’s security selection and underweight in the insurance sector detracted from relative performance.

Utilities, the third-largest weighting in the index after banks and insurance companies, outperformed during the period. Utilities typically defend well during market downturns because of generally inelastic demand for the services they provide—water and electricity and gas, for example. The Fund’s security selection in the utilities sector aided relative performance.

Our small, out-of-index sector allocation in real estate preferreds also contributed to relative performance, particularly the timing of our allocation to issues from a regional mall property owner. Overall, REIT balance sheets have remained much stronger and cleaner since the financial crisis. This follows from significant efforts by most public REITs to keep leverage low, keep development modest, and maintain good access to banks and capital markets for financing needs.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts contributed to the Fund’s total return during the six months ended April 30, 2020.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2020

1 Year	5 Years	10 Years	Since Inception[a]
3.06%	—	—	4.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized expense ratio as disclosed in the prospectus dated March 1, 2020, was 0.01%, including 0.01% of acquired fund fees and expenses. The Fund may invest a portion of its assets in other investment companies (Acquired Funds) and the Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. However, these acquired fund fees and expenses are not directly borne by the Fund and are therefore not included in the amount the investment advisor has contractually agreed to reimburse. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

[a]	Commencement of investment operations is March 1, 2019.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2019—April 30, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period[a] November 1, 2019— April 30, 2020
Actual (–4.74% return)	$1,000.00	$952.60	$0.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.86	$0.00

[a]

Expenses are equal to the Fund’s annualized expenses ratio of 0.00% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The investment advisor does not charge an advisory fee to the Fund. The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

April 30, 2020 Top Ten Holdingsa (Unaudited)

Security	Value	% of Net Assets
Charles Schwab Corp./The, 5.375% to 6/1/2025, Series G	$5,271,760	2.5
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	4,869,191	2.3
Citigroup, Inc., 6.25% to 8/15/26, Series T	3,881,777	1.8
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)	3,818,776	1.8
Citigroup, Inc., 5.95% to 5/15/25, Series P	3,603,682	1.7
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)	3,367,727	1.6
Bank of America Corp., 5.875% to 3/15/28, Series FF	3,274,299	1.6
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58	3,245,224	1.5
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D	2,961,722	1.4
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)	2,882,306	1.4

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb (Based on Net Assets) (Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS

April 30, 2020 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	14.9%
BANKS	5.2%
Bank of America Corp., 6.00%, Series EEa		40,160	$1,044,160
Capital One Financial Corp., 4.80%, Series Ja		25,722	568,714
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,b		20,486	560,497
Dime Community Bancshares, Inc., 5.50%, Series Aa		32,300	748,714
First Citizens BancShares, Inc./NC, 5.375%, Series Aa		86,039	2,167,322
First Republic Bank/CA, 4.70%, Series Ja		21,519	521,190
Goldman Sachs Group, Inc./The, 4.00% (3 Month US LIBOR + 0.67%), Series D (FRN)[a,c]		37,614	763,564
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Ja,b		26,023	657,081
JPMorgan Chase & Co., 6.00%, Series EEa		10,346	282,860
Synovus Financial Corp., 5.875% to 7/1/24, Series Ea,b		15,700	338,021
Wells Fargo & Co., 5.25%, Series Pa		56,085	1,404,929
Wells Fargo & Co., 6.625% to 3/15/24, Series Ra,b		7,872	210,261
Wells Fargo & Co., 4.75%, Series Za		71,570	1,709,092

			10,976,405

CONSUMER, CYCLICAL—AUTOMOBILES	0.1%
Ford Motor Co., 6.00%, due 12/1/59		16,835	285,522

ELECTRIC—REGULATED ELECTRIC	0.9%
CMS Energy Corp., 5.875%, due 3/1/79		25,267	694,337
Southern Co./The, 4.95%, due 1/30/80, Series 2020		50,843	1,254,297

			1,948,634

ELECTRIC—INTEGRATED—FOREIGN	0.3%
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)[a]		21,315	553,124

FINANCIAL	1.5%
DIVERSIFIED FINANCIAL SERVICES	0.4%
Apollo Global Management, Inc., 6.375%, Series Aa		10,309	269,374
Apollo Global Management, Inc., 6.375%, Series Ba		9,575	245,599
Oaktree Capital Group LLC, 6.625%, Series Aa		13,336	346,336
State Street Corp., 5.35% to 3/15/26, Series Ga,b		23	623

			861,932

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
INVESTMENT BANKER/BROKER	1.1%
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b		49,447	$1,327,652
Morgan Stanley, 5.85% to 4/15/27, Series Ka,b		34,183	901,747

			2,229,399

TOTAL FINANCIAL			3,091,331

INDUSTRIALS—CHEMICALS	0.4%
CHS, Inc., 7.50%, Series 4[a]		34,779	915,035

INSURANCE	1.1%
LIFE/HEALTH INSURANCE	0.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series Aa,b		32,775	795,449

MULTI-LINE	0.7%
American International Group, Inc., 5.85%, Series Aa		3,607	93,421
WR Berkley Corp., 5.10%, due 12/30/59		54,609	1,333,552

			1,426,973

TOTAL INSURANCE			2,222,422

INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
AT&T, Inc., 4.75%, Series Ca		54,400	1,251,744

PIPELINES	2.1%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Da,b		141,371	2,961,722
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ea,b		73,118	1,546,446

			4,508,168

REAL ESTATE—OFFICE	0.8%
Brookfield Property Partners LP, 5.75%, Series Aa		59,772	1,195,440
Brookfield Property Partners LP, 6.50%, Series A-1[a]		23,690	508,151

			1,703,591

UTILITIES	1.9%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		24,236	644,678
NiSource, Inc., 6.50% to 3/15/24, Series Ba,b		27,425	756,107
SCE Trust V, 5.45% to 3/15/26, Series Ka,b		29,147	689,035
South Jersey Industries, Inc., 5.625%, due 9/16/79		48,866	1,244,128
Spire, Inc., 5.90%, Series Aa		20,750	554,648

			3,888,596

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$32,958,337)			31,344,572

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	78.2%
BANKS	20.1%
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b		$3,207,000		$3,274,299
Bank of America Corp., 6.10% to 3/17/25, Series AAa,b		2,126,000		2,252,061
Bank of America Corp., 6.25% to 9/5/24, Series Xa,b		1,979,000		2,063,889
Bank of America Corp., 6.50% to 10/23/24, Series Za,b		1,308,000		1,393,929
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,b		274,000		249,340
Citigroup, Inc., 5.90% to 2/15/23[a,b]		395,000		399,444
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,b		3,574,000		3,603,682
Citigroup, Inc., 6.125% to 11/15/20, Series Ra,b		850,000		825,138
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b		3,625,000		3,881,777
Corestates Capital III, 2.262% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)[c,d]		1,055,000		901,181
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ad		2,000,000		2,540,000
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)[a,c,d]		3,500	†	2,415,000
First Horizon Bank, 5.75%, due 5/1/30, Series BKNT		1,000,000		1,001,234
Goldman Sachs Capital II, 4.00% (3 Month US LIBOR + 0.768%), (FRN)[a,c]		1,200,000		969,924
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Ra,b		218,000		202,892
Goldman Sachs Group, Inc./The, 5.30% to 11/10/26, Series Oa,b		350,000		356,417
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qa,b		515,000		523,727
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HHa,b		423,000		379,960
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFa,b		1,430,000		1,330,894
JPMorgan Chase & Co., 6.00% to 8/1/23, Series Ra,b		400,000		404,278
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xa,b		1,435,000		1,471,872
JPMorgan Chase & Co., 6.125% to 4/30/2024, Series Ua,b		174,000		178,036
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,b		880,000		945,362
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series Oa,b		1,000,000		1,014,690
Truist Financial Corp., 4.80% to 9/01/24, Series Na,b		2,267,000		2,120,903
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,b		2,218,000		2,136,633
Wachovia Capital Trust III, 5.57% (3 Month US LIBOR + 0.930%, Floor 5.57%), (FRN)[a,c]		777,000		773,037
Wells Fargo & Co., 5.95%, due 12/15/2036		1,405,000		1,604,237

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount		Value
Wells Fargo & Co., 7.95%, due 11/15/29		$23,000		$29,550
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,b		1,300,000		1,388,653
Wells Fargo & Co., 5.90% to 6/15/24, Series Sa,b		455,000		462,141
Wells Fargo & Co., 7.50%, Series La		896	†	1,253,361

				42,347,541

BANKS—FOREIGN	26.9%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,b,e]		1,200,000		1,091,334
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[a,b,e,f]		1,000,000		627,374
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)[a,b,e,f]		400,000		320,383
Banco Santander SA, 4.375% to 1/14/26 (Spain)[a,b,e,f]		200,000		191,449
Banco Santander SA, 7.50% to 2/8/24 (Spain)[a,b,e,f]		1,000,000		979,561
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,b,d]		400,000		418,502
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)[a,b,e,f]		200,000		218,585
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[a,b,e,f]		1,600,000		1,590,600
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,e]		800,000		798,556
BNP Paribas SA, 4.50% to 2/25/30, 144A (France)[a,b,d,e]		800,000		668,500
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,b,d,e]		2,000,000		1,995,000
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)[a,b,d,e]		800,000		788,248
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,b,d,e]		600,000		625,989
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,b,d]		400,000		425,254
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,b,d,e]		1,200,000		1,247,334
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,b,d,e]		600,000		610,875
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,b,d,e]		2,200,000		2,196,029
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,b,d,e]		1,400,000		1,494,374
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,b,d,e]		1,200,000		1,338,750
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,b,d,e]		800,000		788,668
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[a,b,e,f]		1,000,000		1,006,510
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,b,d,e]		2,200,000		2,196,029
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,b,d,e]		1,400,000		1,485,750

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

	Principal Amount	Value
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,b,d,e]	$2,800,000	$2,829,946
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[a,b,e,f]	600,000	609,000
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,e]	800,000	795,052
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)[a,b,e]	400,000	389,778
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,b,e]	800,000	794,348
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,b,e]	1,000,000	1,002,635
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[a,b,e]	200,000	192,667
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)[a,b,e]	800,000	796,200
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[a,b,e,f]	800,000	803,023
Intesa Sanpaolo SpA, 6.25% to 5/16/2024 (EUR) (Italy)[a,b,e,f]	800,000	803,622
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,b,d,e]	800,000	744,556
Itau Unibanco Holding SA, 4.50% to 11/21/24, due 11/21/29, 144A (Brazil)[b,d,e]	600,000	565,890
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,b,e]	1,400,000	1,378,230
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[a,b,e]	400,000	396,278
Nationwide Building Society, 10.25%, due 12/6/99 (United Kingdom)[a,f]	315,000	583,211
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,b,d,e]	400,000	402,834
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,b]	2,435,000	3,367,727
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[a,b,e]	800,000	835,760
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,b,e]	1,800,000	1,844,010
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)[a,b,e,f]	400,000	386,000
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[a,b,d,e]	400,000	375,578
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,b,d,e]	1,000,000	981,250
Societe Generale SA, 7.375% to 10/4/23, 144A (France)[a,b,d,e]	400,000	375,778

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,b,d,e]		$2,000,000	$1,962,630
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,b,d,e]		400,000	406,278
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[a,b,d,e]		800,000	811,680
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[a,b,d,e]		400,000	405,196
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[a,f]		1,475,000	1,606,276
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[a,b,e,f]		600,000	615,750
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[a,b,e,f]		400,000	431,500
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[a,b,e,f]		2,200,000	2,286,238
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,b,d,e]		2,800,000	2,882,306
UBS Group AG, 7.125% to 8/10/21 (Switzerland)[a,b,e,f]		200,000	202,450
UniCredit SpA, 7.50% to 6/3/26 (Italy)[a,b,e,f]		600,000	642,610

			56,609,941

ELECTRIC	1.2%
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,b		909,000	884,634
Duke Energy Corp., 4.875% to 9/16/24[a,b]		1,000,000	990,695
Southern California Edison Co., 6.25% to 2/1/22, Series Ea,b		612,000	584,668

			2,459,997

ELECTRIC—FOREIGN	1.2%
Electricite de France SA, 4.00% to 7/4/24 (EUR) (France)[a,b,f]		200,000	219,559
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)[a,b,f]		900,000	1,017,081
Electricite de France SA, 5.25% to 1/29/23, 144A (France)[a,b,d]		600,000	589,794
Electricite de France SA, 5.375% to 1/29/25, Series EMTN (France)[a,b,f]		300,000	343,040
Electricite de France SA, 5.625% to 1/22/24, 144A (France)[a,b,d]		300,000	297,209

			2,466,683

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
FINANCIAL	3.1%
DIVERSIFIED FINANCIAL SERVICES	0.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Ab,d		$450,000	$404,644

INVESTMENT BANKER/BROKER	2.9%
Charles Schwab Corp./The, 5.375% to 6/1/2025, Series Ga,b		5,069,000	5,271,760
Morgan Stanley, 5.55% to 7/15/20, Series Ja,b		1,025,000	943,236

			6,214,996

TOTAL FINANCIAL			6,619,640

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00% to 1/21/21, Series Da,b		828,000	682,880

INSURANCE	14.2%
LIFE/HEALTH INSURANCE	5.2%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[d]		900,000	1,117,229
MetLife, Inc., 5.875% to 3/15/28, Series Da,b		110,000	113,390
MetLife, Inc., 6.40%, due 12/15/36		1,500,000	1,683,002
MetLife, Inc., 9.25%, due 4/8/38, 144Ad		600,000	792,819
MetLife, Inc., 10.75%, due 8/1/39		905,000	1,380,900
Provident Financing Trust I, 7.405%, due 3/15/38		145,000	159,698
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[b]		455,000	449,112
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[b]		1,400,000	1,447,180
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[b]		1,000,000	1,055,280
SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,b,d		940,000	609,825
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[b]		1,460,000	1,433,348
Voya Financial, Inc., 6.125% to 9/15/23, Series Aa,b		625,000	619,184

			10,860,967

LIFE/HEALTH INSURANCE—FOREIGN	3.9%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[a,b,e,f]		1,400,000	1,476,932
Aegon NV, 5.625% to 4/15/29 (Netherlands)[a,b,e,f]		400,000	442,463
Ageas, 3.875% to 12/10/29 (Belgium)[a,b,e,f]		400,000	400,261
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[a,b,d]		200,000	216,889

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)[a,b,d]		$650,000	$680,264
Fukoku Mutual Life Insurance Co., 5.00% to 7/28/25 (Japan)[a,b,f]		600,000	638,250
Legal & General Group PLC, 3.75% to 11/26/29, due 11/26/49, Series EMTN (United Kingdom)[b,f]		1,100,000	1,346,913
Legal & General Group PLC, 4.50% to 11/1/2030, due 11/1/50 (GBP) (United Kingdom)[b,f]		650,000	827,518
M&G PLC, 5.625% to 10/20/31, due 10/20/51 (GBP) (United Kingdom)[b,f]		700,000	949,470
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[b,d]		400,000	437,637
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[b,d]		400,000	435,652
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[a,b,e,f]		400,000	374,700

			8,226,949

MULTI-LINE	2.1%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[b]		835,000	851,357
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[b]		2,630,000	3,245,224
Hartford Financial Services Group, Inc./The, 3.817% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[c,d]		500,000	390,872

			4,487,453

MULTI-LINE—FOREIGN	1.0%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,b,d]		1,400,000	1,730,911
AXA SA, 8.60%, due 12/15/30 (France)		75,000	104,297
Beazley Insurance DAC, 5.50%, due 9/10/29 (United Kingdom)[f]		300,000	303,946

			2,139,154

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
PROPERTY CASUALTY	0.7%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[b]		$230,000	$226,208
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Ab,d		1,000,000	1,031,918
Liberty Mutual Group, Inc., 7.80%, due 3/15/37, 144Ad		250,000	274,279

			1,532,405

PROPERTY CASUALTY—FOREIGN	0.9%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)[a,b,d]		400,000	444,326
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[b,f]		200,000	203,597
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[b,f]		200,000	217,599
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[a,b,f]		1,000,000	994,374

			1,859,896

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[b]		800,000	702,521

TOTAL INSURANCE			29,809,345

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	1.3%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[b]		2,360,000	2,704,289

MATERIAL—METALS & MINING—FOREIGN	0.7%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[b,d]		1,300,000	1,455,019

PIPELINES	1.5%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Ga,b		560,000	446,950
Enterprise Products Operating LLC, 5.25% to 8/16/27, due 8/16/77, Series Eb		3,000,000	2,704,335

			3,151,285

PIPELINES—FOREIGN	3.8%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[b]		1,358,000	1,217,780

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Principal Amount	Value
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[b]		$1,913,000	$1,754,689
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[b]		4,055,000	3,818,776
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[b]		589,000	537,018
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[b]		720,000	682,805

			8,011,068

REAL ESTATE—NET LEASE	0.5%
Spirit Realty Capital, Inc., 3.75%, due 5/15/21		1,000,000	967,500

UTILITIES	3.4%
ELECTRIC UTILITIES	0.9%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[b]		1,809,000	1,855,205

ELECTRIC UTILITIES—FOREIGN	2.5%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[b]		4,599,000	4,869,191
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[b,d]		400,000	453,544

			5,322,735

TOTAL UTILITIES			7,177,940

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$173,269,168)			164,463,128

CORPORATE BONDS	2.5%
INDUSTRIALS	2.1%
General Electric Co., 4.125%, due 10/9/42		2,232,000	2,190,589
General Electric Co., 4.25%, due 5/1/40		1,000,000	999,959
General Electric Co., 4.35%, due 5/1/50		400,000	402,460
General Electric Co., 5.875%, due 1/14/38, Series MTN		847,000	964,687

			4,557,695

INSURANCE—LIFE/HEALTH INSURANCE	0.4%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		925,000	799,610

TOTAL CORPORATE BONDS (Identified cost—$5,144,678)			5,357,305

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

		Shares	Value
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.25%[g]		3,350,109	$3,350,109

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,350,109)			3,350,109

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$214,722,292)	97.2%		204,515,114
OTHER ASSETS IN EXCESS OF LIABILITIES	2.8		5,809,269

NET ASSETS (Equivalent of $10.00 per share based on 21,023,900 shares of common stock outstanding)	100.0%		$210,324,383

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	143,025	USD	179,033	5/4/2020	$(1,106)
Brown Brothers Harriman	GBP	151,779	USD	189,492	5/4/2020	(1,674)
Brown Brothers Harriman	GBP	119,697	USD	147,724	5/4/2020	(3,035)
Brown Brothers Harriman	GBP	581,570	USD	723,405	5/4/2020	(9,082)
Brown Brothers Harriman	GBP	2,106,582	USD	2,611,846	5/4/2020	(41,394)
Brown Brothers Harriman	USD	3,913,128	GBP	3,102,653	5/4/2020	(5,337)
Brown Brothers Harriman	EUR	9,952,571	USD	10,934,591	5/5/2020	28,070
Brown Brothers Harriman	EUR	398,220	USD	443,461	5/5/2020	7,072
Brown Brothers Harriman	EUR	463,477	USD	505,759	5/5/2020	(2,142)
Brown Brothers Harriman	EUR	201,618	USD	217,745	5/5/2020	(3,198)
Brown Brothers Harriman	USD	378,481	EUR	350,500	5/5/2020	5,614
Brown Brothers Harriman	USD	9,074,835	EUR	8,286,083	5/5/2020	5,465
Brown Brothers Harriman	USD	688,932	EUR	633,552	5/5/2020	5,346
Brown Brothers Harriman	USD	403,026	EUR	372,599	5/5/2020	5,287
Brown Brothers Harriman	USD	884,791	EUR	811,937	5/5/2020	4,970
Brown Brothers Harriman	USD	181,913	EUR	168,164	5/5/2020	2,369
Brown Brothers Harriman	USD	227,191	EUR	209,211	5/5/2020	2,073
Brown Brothers Harriman	USD	199,930	EUR	183,840	5/5/2020	1,531
Brown Brothers Harriman	EUR	8,430,867	USD	9,237,701	6/2/2020	(6,194)
Brown Brothers Harriman	GBP	3,132,886	USD	3,951,415	6/2/2020	5,111
						$(254)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[b]	Security converts to floating rate after the indicated fixed-rate coupon period.
[c]	Variable rate. Rate shown is in effect at April 30, 2020.
[d]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $46,242,236 which represents 22.0% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $52,903,327 or 25.2% of the net assets of the Fund.

[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $23,659,845 which represents 11.2% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield.

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020 (Unaudited)

County Summary	% of Net Assets
United States	52.8
United Kingdom	10.2
France	9.4
Switzerland	6.7
Canada	6.4
Netherlands	3.0
Italy	1.6
Japan	1.4
Spain	1.2
Australia	0.9
Sweden	0.4
Other	6.0

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$214,722,292)	$204,515,114
Cash	642,050
Foreign currency, at value (Identified cost—$1,080)	1,096
Receivable for:
Fund shares sold	3,374,200
Investment securities sold	2,502,760
Dividends and interest	2,464,783
Unrealized appreciation on forward foreign currency exchange contracts	72,908
Due from investment advisor	24,073
Other assets	1,548

Total Assets	213,598,532

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	73,162
Payable for:
Investment securities purchased	2,139,205
Dividends declared	848,763
Fund shares redeemed	117,953
Directors’ fees	29
Other liabilities	95,037

Total Liabilities	3,274,149

NET ASSETS applicable to 21,023,900 shares of $0.001 par value of common stock outstanding	$210,324,383

NET ASSET VALUE PER SHARE:
($210,324,383 ÷ 21,023,900 shares outstanding)	$10.00

NET ASSETS consist of:
Paid-in capital	$226,367,365
Total distributable earnings/(accumulated loss)	(16,042,982)

$210,324,383

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2020 (Unaudited)

Investment Income:
Interest income (net of $1,586 of foreign withholding tax)	$2,740,040
Dividend income	651,523

Total Investment Income	3,391,563

Expenses:
Professional fees	40,367
Registration and filing fees	23,741
Administration fees	22,920
Shareholder reporting expenses	9,887
Directors’ fees and expenses	2,212
Custodian fees and expenses	2,031
Transfer agent fees and expenses	1,784
Miscellaneous	3,020

Total Expenses	105,962
Reduction of Expenses (See Note 2)	(105,962)

Net Expenses	—

Net Investment Income (Loss)	3,391,563

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(6,822,942)
Forward foreign currency exchange contracts	435,403
Foreign currency transactions	9,940

Net realized gain (loss)	(6,377,599)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(11,585,649)
Forward foreign currency exchange contracts	71,194
Foreign currency translations	(6,734)

Net change in unrealized appreciation (depreciation)	(11,521,189)

Net Realized and Unrealized Gain (Loss)	(17,898,788)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(14,507,225)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2020	For the Period March 1, 2019[a] through October 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,391,563	$637,267
Net realized gain (loss)	(6,377,599)	161,893
Net change in unrealized appreciation (depreciation)	(11,521,189)	1,309,492

Net increase (decrease) in net assets resulting from operations	(14,507,225)	2,108,652

Distributions to Shareholders	(3,464,812)	(625,741)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	161,550,003	65,163,506

Total increase (decrease) in net assets	143,577,966	66,646,417
Net Assets:
Beginning of period	66,746,417	100,000

End of period	$210,324,383	$66,746,417

[a]	Commencement of investment operations.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended April 30, 2020	For the Period March 1, 2019[a] through October 31, 2019
Per Share Operating Data:
Net asset value, beginning of period	$10.74	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	0.24	0.35
Net realized and unrealized gain (loss)	(0.74)	0.71

Total from investment operations	(0.50)	1.06

Less dividends and distributions to shareholders from:

Net investment income	(0.23)	(0.32)

Net realized gain	(0.01)	—

Total dividends and distributions to shareholders	(0.24)	(0.32)

Net increase (decrease) in net asset value	(0.74)	0.74

Net asset value, end of period	$10.00	$10.74

Total return[c]	–4.74%	10.77%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$210.3	$66.7

Ratios to average daily net assets:

Expenses (before expense reduction)	0.15%[e]	1.13%[f]

Expenses (net of expense reduction)[d]	0.00%[e]	0.00%[f]

Net investment income (loss) (before expense reduction)	4.55%[e]	3.93%[f]

Net investment income (loss) (net of expense reduction)	4.70%[e]	5.06%[f]

Portfolio turnover rate[c]	48%	25%

[a]	Commencement of investment operations.
[b]	Calculation based on average shares outstanding.
[c]	Not annualized.
[d]	The Fund’s expenses have been contractually capped at 0.00%. See Note 2 in notes to financial statements.
[e]	Annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional and shareholder reporting expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income SMA Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 16, 2018 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund had no assets until January 8, 2019 when it sold 10,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Investment operations commenced on March 1, 2019. Shares of the Fund are only offered to participants in separately managed account (SMA) programs and to certain non-program SMA clients that have an agreement with the investment advisor.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient

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market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

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•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—
$25 Par Value	$31,344,572	$31,344,572	$—	$—
Preferred Securities—
Capital Securities:
Banks	42,347,541	1,253,361	41,094,180	—
Other Industries	122,115,587	—	122,115,587	—
Corporate Bonds	5,357,305	—	5,357,305	—
Short-Term Investments	3,350,109	—	3,350,109	—

Total Investments in Securities[a]	$204,515,114	$32,597,933	$171,917,181	$—

Forward Foreign Currency Exchange Contracts	$72,908	$—	$72,908	$—

Total Derivative Assets[a]	$72,908	$—	$72,908	$—

Forward Foreign Currency Exchange Contracts	$(73,162)	$—	$(73,162)	$—

Total Derivative Liabilities[a]	$(73,162)	$—	$(73,162)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated

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into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

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Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of April 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For its services under the investment advisory agreement, the investment advisor receives no investment advisory or other fees from the Fund. This arrangement recognizes that shares of the Fund are only offered to participants in SMA programs (each, a Program Participant) who pay fees to program sponsors (each, a Sponsor) for the costs and expenses of the programs, including fees for investment advice, custody and portfolio execution, and to certain non-program SMA clients of the investment advisor. When a Program Participant, alone or with his or her Sponsor, elects to allocate assets in an SMA to an investment strategy managed or advised by the investment advisor, the investment advisor typically receives a fee from the Sponsor for providing such advisory services to the SMA, including with respect to assets that may be invested in the Fund. In certain cases, a Program Participant will pay a fee for investment advice directly to the investment advisor in its capacity as advisor to the Program Participant’s SMA. Similarly, non-program SMA clients will pay fees directly to the investment advisor.

The investment advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%. This contractual agreement is currently expected to remain in place for the life of the Fund, can only be terminated by agreement of the Fund’s Board of Directors and the investment advisor, and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended April 30, 2020, fees waived and/or expenses reimbursed totaled $105,962.

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Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund. For its services under the administration agreement, the investment advisor receives no fees from the Fund. The Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $657 for the six months ended April 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2020, totaled $222,545,102 and $65,993,935, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at April 30, 2020 and the effect of derivatives held during the six months ended April 30, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$72,908	Unrealized depreciation	$73,162

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$435,403	$71,194

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The following summarizes the volume of the Fund’s forward foreign currency exchange contracts activity for the six months ended April 30, 2020:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$11,735,970

Note 5. Income Tax Information

As of April 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$214,722,292

Gross unrealized appreciation on investments	$2,184,565
Gross unrealized depreciation on investments	(12,391,997)

Net unrealized appreciation (depreciation) on investments	$(10,207,432)

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2020		For the Period March 1, 2019[a] through October 31, 2019
	Shares	Amount	Shares	Amount
Sold	17,335,061	$186,588,946	6,763,822	$71,195,216
Redeemed	(2,523,914)	(25,038,943)	(561,069)	(6,031,710)

Net increase (decrease)	14,811,147	$161,550,003	6,202,753	$65,163,506

[a]	Commencement of investment operations.

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market

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interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

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Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly

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greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further

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disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure, and requiring the implementation of a Liquidity Risk Management Program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be

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extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

This is not a complete list of the risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after April 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?

Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	PISHX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income SMA Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Cohen & Steers

Preferred

Securities and

Income SMA

Shares, Inc.

Semiannual Report April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your program sponsor or, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you are a participant in a separately managed account program, you can contact your program sponsor or, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

PISHXSAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME SMA SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date: July 7, 2020